THE NORTH COUNTRY EQUITY GROWTH FUND
                    THE NORTH COUNTRY INTERMEDIATE BOND FUND

                                each a series of

                             THE NORTH COUNTRY FUNDS

                            Supplement to Prospectus
                             Dated December 21, 2000

American Data Services, Inc. ("ADS"), the Funds' Administrator and Fund Accountant, has changed its name to Orbitex Fund Services, Inc.("OFS"). All references to ADS, as the Funds' transfer agent, are replaced by the following information concerning Orbitex Data Services, Inc. ("ODS"), the Funds' sub-transfer agent and an affiliate of OFS.

         Wire information under "Method of Purchase" on page 18 reads:

         Wire funds to:

         First National Bank of Omaha
         ABA#104000016
         Acct. #11287867

         The mailing address for purchasing, redeeming or transferring shares of the Funds or for contacting the Funds, on pages 15, 18, 20, 22, 23, 26, 28 and on the back cover, reads:

         North Country Funds
         c/o Orbitex Data Services, Inc.
         P.O. Box 542007
         14707 California Street, Suite 5
         Omaha, NE 68154

                                    * * * * *

The heading "PORTFOLIO MANAGERS" on page 14 is changed to "PORTFOLIO MANAGER" and the first two sentences under the first paragraph now read:

         MICHAEL S. DIER is the portfolio manager of the Growth Fund and the Bond Fund. Mr. Dier, a Vice President of Glens Falls National Bank & Trust Company, serves as the Chief Investment Officer of GFNB and the Adviser and is primarily responsible for the management and day-to-day implementation of both the Growth Fund's and Bond Fund's investment strategies.

         The last two paragraphs under this heading, which appear on page 15 of the Prospectus, are deleted in their entirety.


March 13, 2002

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